UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 1, 2023

MATIV HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13948	62-1612879
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

100 Kimball Place, Suite 600
Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

1-800-514-0186

(Registrant’s telephone number, including area code)

100 North Point Center East, Suite 600

Alpharetta, Georgia 30022

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act. (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act. (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	MATV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On August 1, 2023, Mativ Holdings, Inc. (“Mativ” or the “Company”) entered into a final, binding and irrevocable offer letter (the “Offer Letter”) with Evergreen Hill Enterprise Pte. Ltd., an affiliate of PT Bukit Muria Jaya (“Buyer” or “Evergreen Hill Enterprise”) pursuant to which Buyer made a binding offer (the “Offer”) to acquire the Company’s Engineered Papers business for $620 million in cash, subject to customary closing date adjustments (the “Transaction”).

In connection with the Offer, the Company has agreed to initiate the required employee consultation process with its French works councils (the “French Consultation Process”). The Company may accept the Offer by delivering to Buyer written notice of its decision to accept the Offer after the French Consultation Process has concluded (“Offer Acceptance”).

The Offer is valid until the earlier of (i) the date which is five (5) business days after the Pre-Signing Processes (as defined in the Offer Letter) have been completed and (ii) four (4) months after August 1, 2023. The Offer Letter provides that, until the Offer is accepted or the Offer Letter is terminated, the Company is prohibited from soliciting proposals from, providing information with respect to the Covered Business (as defined in the Offer Letter) to, or entering into an agreement with, third parties with respect to an alternative transaction relating to all or a material portion of the assets of the Covered Business. The Offer Letter requires the Company to pay a termination fee of $24,800,000 if (a) Buyer terminates the Offer Letter as a result of Sellers’ (as defined in the Offer Letter) breach of their exclusivity obligations or (b) if any person has made an alternative proposal prior to the termination of the Offer, Sellers fail to accept the Offer and, within 12 months after the termination of the Offer, Sellers enter into a definitive agreement with respect to any alternative proposal.

The Offer was made on the terms and subject to the conditions of the Purchase Agreement (as defined in the Offer Letter), which was attached to the Offer Letter and, if the Offer is accepted by the Company, will be executed by the Company and Buyer following the Offer Acceptance. If the Offer is accepted by the Company, the completion of the Transaction will be subject to customary closing conditions, including, among other things, the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, receipt of antitrust approval in other specified jurisdictions, and the absence of any law or order that would prohibit the consummation of the Transaction, and will be expected to close in the fourth quarter of 2023.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. The representations and warranties in the Purchase Agreement are the product of negotiations among the parties to the Purchase Agreement and are made to, and solely for the benefit of, the party to whom such representations and warranties are made, in each case as of specified dates.

The foregoing description of the Offer Letter and the Purchase Agreement is qualified in its entirety by reference to the Offer Letter, and the Purchase Agreement attached thereto, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 1, 2023, the Company issued a press release announcing the execution of the Offer Letter and the Company’s revised capital allocation strategy. A copy of this press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished in Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”) that are subject to the safe harbor created by that Act and other legal protections. Forward-looking statements include, without limitation, those regarding whether or when the Transaction will be consummated, the estimated proceeds from the Transaction, the application of the anticipated net proceeds from the Transaction, Mativ’s expected financial position, business strategy, operating plans, capital and other expenditures, acquisitions and divestitures, and other plans and objectives following the completion of the Transaction, and other statements generally identified by words such as “believe,” “expect,” “intend,” “guidance,” “plan,” “forecast,” “potential,” “anticipate,” “confident,” “project,” “appear,” “future,” “should,” “likely,” “could,” “may,” “will,” “typically,” and similar words.

These forward-looking statements are prospective in nature and not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Mativ will operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date hereof. These statements are not guarantees of future performance and involve certain risks and uncertainties, and assumptions that may cause actual results to differ materially from our expectations as of the date of this release. These risks include, among others, the possibility that Mativ may be unable to obtain regulatory approval or that other conditions to closing the Transaction may not be satisfied such that the Transaction will not close or that the closing may be delayed, general economic conditions, the possibility of unexpected costs, liabilities or delays in connection with the Transaction, risks that the Transaction disrupts current plans and operations of Mativ, the ability to recognize the benefits of the Transaction, the amount of the costs, fees, expenses and charges related to the Transaction, the outcome of any legal proceedings that may be related to the Transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction, and uncertainties with respect to the completion, timing and terms of any disposition of EP. All forward-looking statements made in this document are qualified by these cautionary statements. Forward-looking statements herein are made only as of the date of this document, and Mativ undertakes no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise. Also see the information under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Mativ’s most recent annual report on Form 10-K for the year ended December 31, 2022 and any material updates to these factors contained in any of Mativ’s future filings with the U.S. Securities and Exchange Commission. The discussion of these risks is specifically incorporated by reference into this Current Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

2.1†	Offer Letter, dated August 1, 2023, by and among Mativ Holdings, Inc. and Evergreen Hill Enterprise Pte. Ltd.

99.1	Press Release, dated August 1, 2023.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

†	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K, but a copy will be furnished to the U.S Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mativ Holdings, Inc.

By:	/s/ Ricardo Nunez
Ricardo Nunez
Chief Legal Officer, Secretary and Chief Compliance Officer

Dated: August 1, 2023